EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO

18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Grand River Commerce, Inc. (the “Company”) for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert P. Bilotti, as President and Chief Executive Officer of the Company, and Elizabeth C. Bracken, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2012

	By:	/s/ Robert P. Bilotti
Robert P. Bilotti President and Chief Executive Officer Principal Executive Officer

Date: March 29, 2012

	By:	/s/ Elizabeth C. Bracken
Elizabeth C. Bracken Chief Financial Officer Principal Financial Officer